SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

FORM 8-K/A-3

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 3, 2004

AMERICAN BIO MEDICA CORPORATION

(Exact Name of Registrant as Specified in its Charter)

New York	0-28666	14-1702188

(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

122 Smith Road, Kinderhook, NY	12106

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 227-1243

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_|	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_|	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_|	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
CFR 240.14d-2(b))
|_|	Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17
CFR 240.13e-4(c))

ITEM 4.01.     CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

      On August 19, 2004, the Registrant filed an amendment to its Current Report on Form 8-K (the "Report') filed on August 10, 2004 disclosing changes in the Company's certifying accountant and disclosing that the Company had requested a letter from PricewaterhouseCoopers LLP (“PwC”) addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made by the Company in this report.

      A copy of the letter provided by PwC is attached as an Exhibit to this Amendment to the Form 8-K filed on August 10, 2004.

ITEM 9.01.		FINANCIAL STATEMENTS AND EXHIBITS

c)		Exhibit

The following exhibit is filed with this Report on Form 8-K/A-3:

	16.1	Letter from PricewaterhouseCoopers LLP dated August 30, 2004 addressed to the United States Securities & Exchange Commission.

2

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN BIO MEDICA CORPORATION
(Registrant)

Dated: September 1, 2004	By:	/s/ Keith E. Palmer

Keith E. Palmer
Chief Financial Officer

3

Exhibit Index

Exhibit No.	Description	Page No.

16.1	Letter from PricewaterhouseCoopers LLP	5
	dated August 30, 2004 addressed to the
	United States Securities and Exchange
	Commission